SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005
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                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                    1-11238                  13-3534162
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(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)


                   919 Third Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 551-0600
                                                           ---------------

                                       N/A
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         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

         On May 26, 2005, NYMAGIC, INC. issued a press release reporting the results of its 2005 Annual Meeting of Shareholders and announcing that it has declared a dividend to shareholders of six cents per share, payable on July 7, 2005 to shareholders of record on June 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is hereby incorporated in its entirety by reference.

         The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.



Item 9.01          Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number            Description
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         99.1                      Press Release dated May 26, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               NYMAGIC, INC.


                               By:  /s/ Thomas J. Iacopelli
                                   ----------------------------
                                  Name:  Thomas J. Iacopelli
                                  Title: Chief Financial Officer and Treasurer




Date: May 27, 2005

                                  Exhibit Index


                Exhibit Number         Description
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                       99.1            Press Release dated May 26, 2005.